Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (as amended from time to time, this “Agreement”) is dated as of September 24, 2012, and is between Ellington Residential Mortgage REIT, a Maryland real estate investment trust (the “Company”), Blackstone Tactical Opportunities EARN Holdings L.L.C., a Delaware limited liability company (the “Sponsor”) and EMG Holdings, L.P., a Delaware limited partnership (“Ellington” and together with the Sponsor, the “Investors”).

ARTICLE I

DEFINITIONS

The following terms shall have the following meanings:

“Affiliates” means, with respect to any Person, an “affiliate” as defined in Rule 405 of the regulations promulgated under the Securities Act and, with respect to any Sponsor Holder or Ellington Holder, (i) an “affiliate” as defined in Rule 405 of the regulations promulgated under the Securities Act, (ii) an “affiliate” as defined in Rule 405 of the regulations promulgated under the Securities Act of any Person that is a general partner, manager, managing member, controlling holder or discretionary manager or advisor of any Sponsor Holder or Ellington Holder and (iii) any investment fund, vehicle or holding company that is directly or indirectly managed or advised by any Affiliate of any Person that is a general partner, manager, managing member, controlling holder or discretionary manager or advisor of any Sponsor Holder or Ellington Holder; provided, that notwithstanding the foregoing, an Affiliate shall not include any “portfolio company” (as such term is customarily used among institutional investors) of any Person; and provided further, that at any time after the closing of the acquisition of Common Stock in accordance with the terms of the Investment and Securityholders’ Agreement, no Holder shall be deemed to be an “Affiliate” of the Company or any of the other Holders or their Affiliates solely by reason of entering into, or the provisions of, this Agreement.

“Block Trade Offering” means an underwritten offering demanded by the Sponsor Holders which is a no-roadshow “block trade” take-down off of a shelf where pricing is expected no later than the fourth business day after the related demand notice.

“Business Day” means any day other than a Saturday, a Sunday or other day on which national banking associations in the State of New York are authorized by Law to be closed.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of the shares of capital stock of a corporation, any and all ownership interests in a Person (other than a corporation), and any and all warrants, options or other rights to purchase or acquire any of the foregoing.

“Closing Date” means the date hereof.

“Common Stock” means the common shares of beneficial interest, par value $0.01 per share, of the Company (if the IPO Corporation is not formed) or the IPO Corporation (if IPO Corporation is formed), and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

“Company” has the meaning set forth in the preamble; provided, that upon the occurrence of the IPO (as defined below), the parties will (if applicable) cause the IPO Corporation to become a party to this Agreement and assume responsibility for the obligations of the Company set forth herein.

“Ellington Holders” means Ellington and its Permitted Transferees in accordance with the Investment and Security Holders’ Agreement and Section 6.1 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Governmental Authority” means: (i) any nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) the United States and other federal, state, local, municipal, foreign or other government or (iii) any governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal).

“Holder” means (a) any of the Sponsor Holders and the Ellington Holders, and (b) each other holder of Registrable Common Stock who becomes a party to this Agreement in accordance with the Investment and Securityholders’ Agreement and Section 6.1 hereof. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Common Stock if it has beneficial ownership thereof (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date of this Agreement).

“Investment and Securityholders’ Agreement” means the Investment and Securityholders’ Agreement by and among the Company, Ellington Residential Mortgage Management LLC and the Investors, dated as of September 24, 2012, as the same may be amended from time to time.

“IPO” means the first firm commitment underwritten public offering of common equity securities of the IPO Corporation pursuant to an effective registration statement under the Securities Act (other than a registration statement on Forms S-4 or S-8 or any similar form).

“IPO Corporation” means the Company, as the entity which undertakes the IPO, unless the Board of Directors of the Company otherwise determines that the “IPO Corporation” shall be any Subsidiary of the Company or another trust, corporation, limited liability company, limited partnership, or any other entity, in which case the IPO Corporation shall be such other Person.

“Permitted Transferee” means (A) with respect to any Holder other than Ellington or any of its Affiliates, (i) any Affiliate of such Holder; (ii) any successor entity of such Holder; and (iii) any other Holder, and (B) with respect to any Holder that is Ellington or an Affiliate of Ellington, (i) any entity directly or indirectly controlled by, or under common control with, Ellington, other than an investment fund or a vehicle of an investment fund (or investment funds) marketed or sold to external investors (or which the direct or indirect parent investment fund of such vehicle is marketed or sold to external investors) with respect to which Ellington or one of its Affiliates serves as the general partner, manager, managing member, controlling securityholder or discretionary manager or advisor; and (ii) any individual who works for, or is employed by, Ellington and its subsidiaries, and any estate planning vehicle established for the primary benefit of such individual and/or his or her spouse or issue. Notwithstanding the foregoing, prior to an IPO each Permitted Transferee must be a QEP.

“Person” means any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof and any group consisting of one or more of the foregoing.

“QEP” means a “qualified eligible person” as defined in CFTC Regulation 4.7(a), or any successor rule or regulation promulgated by the U.S. Commodity Futures Trading Commission.

“Register,” “registered” and “registration” means a registration effected by preparing and filing a registration statement with the SEC in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement by the SEC.

“Registrable Common Stock” means Common Stock and shares of Common Stock issuable upon conversion or redemption of any Unit.

“shares” means shares or other units of Registrable Common Stock. Shares held by a stockholder the certificate for which does not bear a Securities Act restrictive legend, which shares may be resold freely without registration under the Securities Act, will not be considered shares for purposes of this Agreement.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Shelf Registration Statement” means a registration statement on Form S-3 under the Securities Act (or any successor form thereto) providing for the resale by the Holders from time to time pursuant to Rule 415 of any and all shares.

“Sponsor Holders” means the Sponsor and its Permitted Transferees in accordance with the Investment and Security Holders’ Agreement and Section 6.1 hereof.

“Subsidiary” means with respect to any Person, (i) any corporation or other entity a majority of the Capital Stock of which having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is at the time owned, directly or indirectly, with power to vote, by such initial Person or (ii) a partnership in which such initial Person or any direct or indirect Subsidiary of such initial Person is a general partner.

“underwritten offering” means the registered public offer and sale of shares pursuant to a written underwriting agreement that by its terms imposes a “lock-up” obligation on the IPO Corporation and any of the Holders.

“Unit” means an ownership interest in Ellington Residential Mortgage LP, and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

ARTICLE II

DEMAND AND PIGGYBACK RIGHTS

2.1 Right to Demand a Non-Shelf Registered Offering. Subject to Section 2.6 below, upon the demand of the Sponsor Holders made at any time from time to time, the Company will facilitate in the manner described in this Agreement a non-shelf registered offering of shares of Registrable Common Stock requested by the Sponsor Holders and, subject to Sections 2.2 and 2.6, all other Holders with respect to which the Company has received written request for inclusion in such offering. In any case, a demand by the Sponsor Holders for a non-shelf registered offering may not be made unless the shares requested to be sold by the Sponsor Holders in such offering have an aggregate market value (based on the most recent closing price of the Common Stock at the time of the demand) of at least $50 million. Any demanded non-shelf registered offering may, at the Company’s option, include shares of Common Stock to be sold by the Company for its own account and will also include shares of Registrable Common Stock to be sold by Holders that exercise their related piggyback rights on a timely basis, subject to the limitations in Sections 2.2 and 2.6.

2.2 Right to Piggyback on a Non-Shelf Registered Offering. Subject to Section 2.6 below, in connection with any registered offering of shares of Registrable Common Stock covered by a non-shelf registration statement (whether pursuant to the exercise of demand rights or at the initiative of the Company), any Holders that are Holders at the time may exercise piggyback rights in accordance with this Agreement to have included in such offering shares of Registrable Common Stock held by them, subject to the transfer limitations set forth in the Investment and Securityholders’ Agreement and Section 2.6(e) hereof. The Company will facilitate in the manner described in this Agreement any such non-shelf registered offering.

2.3 Right to Demand and be Included in a Shelf Registration. Subject to Section 2.6 below, upon the demand of the Sponsor Holders, made at any time and from time to time when the Company is eligible to utilize Form S-3 or a similar or successor form to register shares in a secondary offering on a delayed or continuous basis in accordance with Rule 415, the Company will facilitate in the manner described in this Agreement a shelf registration of shares of Registrable Common Stock held by the Sponsor Holders. Any shelf registration filed by the Company covering shares of the Sponsor Holders (whether pursuant to a Sponsor Holder demand or at the initiative of the Company) will cover shares of Registrable Common Stock held by the other Holders up to the highest common percentage (i.e., the same percentage will apply to the Sponsor Holders and all other Holders) of (1) their direct purchases of shares of Registrable Common Stock from the Company or (2) the number of shares of Registrable

Common Stock that their direct purchases of units of partnership interest of Ellington Residential Mortgage LP are convertible into or redeemable for, as applicable, as may be specified by the Sponsor Holders, and solely to the extent otherwise permitted under this Agreement.

2.4 Demand and Piggyback Rights for Shelf Takedowns. Subject to Section 2.6 below, upon the demand of the Sponsor Holders made in accordance with this Agreement, the Company will facilitate in the manner described in this Agreement a “takedown” of shares of Registrable Common Stock off of an effective shelf registration statement. In connection with any shelf takedown that will involve an underwritten offering (whether pursuant to the exercise of such demand rights or at the initiative of the Company), any Holders that are Holders at the time may exercise piggyback rights to have included in such takedown shares of Registrable Common Stock held by them that are registered on such shelf; provided that the transfer of shares of Registrable Common Stock included in such shelf registration statement shall be subject to the transfer limitations set forth in the Investment and Securityholders’ Agreement and Section 2.6 hereof. Notwithstanding the foregoing, the Sponsor Holders may not demand a shelf takedown for an underwritten offering unless the shares requested to be sold by the Sponsor Holders in such takedown have an aggregate market value (based on the most recent closing price of the Registrable Common Stock at the time of the demand) of at least $35 million.

2.5 Right to Add Shares to a Shelf. Upon the written request of the Sponsor Holders made in accordance with this Agreement, the Company will file and seek the effectiveness of a post-effective amendment to an existing shelf in order to register additional shares on such shelf. All Holders will have an opportunity to include in such “re-upped” shelf any unregistered shares of Common Stock then held by such Holders. Notwithstanding the foregoing, the Company shall not be obligated to file any post-effective amendment pursuant to this Section 2.5 more than once in any twelve month period.

2.6 Limitations on Demand and Piggyback Rights.

(a) Exercise of Rights. Notwithstanding anything contained herein to the contrary, in no event shall any Holder have any of the registration, offering or sale rights contained herein (whether demand rights, piggyback rights, non-shelf rights, shelf rights or otherwise) at any time prior to the one year anniversary of the closing of the IPO.

(b) Lock-up. Any demand for the filing of a registration statement or for a registered offering or takedown will be subject to the constraints of any applicable lockup arrangements, and such demand must be deferred until such lockup arrangements no longer apply. If a demand has been made for a non-shelf registered offering or for an underwritten offering off of a shelf, no further demands may be made so long as the related offering is still being pursued.

(c) Delay in Filing; Suspension of Registration. The Company may postpone the filing or initial effectiveness of, or suspend use of, a demanded registration statement or suspend the use or effectiveness of any shelf registration statement for a reasonable “blackout period” not in excess of 90 days if the board of trustees (or board of directors, managers or similar governing body) of the Company determines that such registration or offering could materially interfere with a bona fide business or financing transaction of the Company or is reasonably likely to require premature disclosure of information, the premature disclosure of which is reasonably likely to adversely affect the Company. The blackout period will end upon the earlier to occur of, (i) in the case of a bona fide business or financing transaction, a date not later than 90 days from the date such deferral commenced, and (ii) in the case of disclosure of non-public information, the earlier to occur of (x) the second business day following filing by the Company of its next succeeding Form 10-K or Form 10-Q, or (y) the date upon which such information is otherwise disclosed. The Company shall not be permitted to exercise a demand suspension pursuant to this Section 2.6(c) more than once during any 12-month period. In the event of any such blackout period, the Sponsor Holders that requested the demand registration that is suspended by the operation of this Section 2.6(c) shall be entitled to withdraw such request and, if such withdrawal is with respect to a demand registration, such demand registration shall not count as one of the demand registrations permitted hereunder.

(d) Limitations on Demands and Underwritten Takedowns. The Sponsor Holders shall have the right to request in the aggregate up to two non-shelf registered offerings and an unlimited number of shelf takedowns; provided that notwithstanding the foregoing, (1) in no event shall the Sponsor Holders be permitted to request more than two shelf takedowns that are underwritten offerings during any 12-month period and (2) no more than one shelf take down during any 12-month period shall be an underwritten offering other than a Block Trade Offering.

(e) Limitations. (1) Notwithstanding anything in this Agreement to the contrary, the Holders will not have piggyback or other registration rights with respect to registered primary offerings by the Company (i) covered by a Form S-4 or S-8 registration statement or a successor form to such Forms, (ii) where the securities are not being sold for cash or (iii) where the offering is a bona fide offering of securities other than Registrable Common Stock, even if such securities are convertible into or exchangeable or exercisable for Common Stock.

(2) Notwithstanding anything in this Agreement to the contrary, with respect to any registration or offering hereunder in respect of which the Holders exercise of piggyback rights or otherwise participate, shares held by the Holders shall not be permitted to be transferred in any respect to the extent that (i) the transfer of such shares would not be in conformity with the transfer limitations set forth in the Investment and Securityholders’ Agreement or (ii) the securities to be transferred are not being converted into shares of Common Stock in connection with the effective date of such transfer.

ARTICLE III

NOTICES, CUTBACKS AND OTHER MATTERS

3.1 Notifications Regarding Registration Statements. In order for one or more Sponsor Holders to exercise their right to demand that a registration statement be filed, they must so notify the Company in writing indicating the number of shares sought to be registered and the proposed plan of distribution. The Company will keep the Holders who hold shares contemporaneously apprised of any registration, whether pursuant to a Sponsor Holder demand or otherwise, with respect to which a piggyback opportunity is available, such that the Holders have notice of a piggyback opportunity no later than forty-eight hours prior to the notification deadlines prescribed in Section 3.2 below. Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain the confidentiality of these discussions.

3.2 Notifications Regarding Registration Piggyback Rights. Any Holder wishing to exercise its piggyback rights under this Agreement with respect to a non-shelf registration statement must notify the Company and the other Holders who hold shares of the number of shares it seeks to have included in such registration statement. Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time (subject to Section 3.1), on the second trading day prior to (i) if applicable, the date on which the preliminary prospectus intended to be used in connection with pre-effective marketing efforts for the relevant offering is expected to be finalized, and (ii) in any case, the date on which the pricing of the relevant offering is expected to occur.

3.3 Notifications Regarding Demanded Shelf Takedowns that Involve Underwritten Offerings.

(a) In connection with the Sponsor Holders exercising their demand rights for a shelf takedown, the Company will keep the Holders who hold shares contemporaneously apprised of all pertinent aspects of any such prospective underwritten offering in order that they may have a reasonable opportunity to exercise their related piggyback rights, to the extent applicable. Without limiting the Company’s obligation as described in the preceding sentence, having a reasonable opportunity requires that the Holders who hold shares of Registrable Common Stock be notified by the Company of an anticipated shelf takedown involving an underwritten offering (whether pursuant to a demand made by the Sponsor Holders or made at the Company’s own initiative) with respect to which piggyback rights are available, subject to Section 3.1, no later than 5:00 pm, New York City time, on (i) if applicable, the second trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with pre-pricing marketing efforts for such takedown is finalized, and (ii) in all cases, the second trading day prior to the date on which the pricing of the relevant underwritten offering occurs.

(b) Any Holder wishing to exercise its piggyback rights with respect to a shelf takedown involving an underwritten offering must notify the Company and the other Holders who hold shares of the number of shares it seeks to have included in such takedown. Such notice must be given as soon as practicable, but in no event, subject to Section 3.1, later than 5:00 pm, New York City time, on (i) if applicable, the trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with marketing efforts for the relevant offering is expected to be finalized, and (ii) in all cases, the trading day prior to the date on which the pricing of the relevant takedown occurs.

(c) Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain appropriate confidentiality of their discussions regarding a prospective underwritten takedown.

3.4 Plan of Distribution, Underwriters and Counsel. In the event of an underwritten offering through a non-shelf registration statement or through a shelf, the Company will be entitled to determine the plan of distribution and select the managing underwriters for such offering; provided, however, that if the majority of shares proposed to be sold in any such underwritten offering are to be sold by the Sponsor Holders, the Sponsor Holders holding a majority of the shares to be included in such offering by all Sponsor Holders will be entitled to determine the plan of distribution and managing underwriters with the approval of the Company, with such approval not to be unreasonably conditioned, withheld or delayed. In the case of a shelf registration statement, the plan of distribution will provide as much flexibility as is reasonably possible, including with respect to resales by transferee Holders. Notwithstanding the foregoing, in the event of any Block Trade Offering the Sponsor Holders will have the right to select the underwriters.

3.5 Cutbacks.

(a) If the managing underwriters advise the Company and the selling Holders that, in their opinion, the number of shares of Registrable Common Stock requested to be included in an underwritten offering exceeds the amount that can be sold in such offering without adversely affecting the distribution of the shares of Registrable Common Stock being offered, such offering will include only the number of shares of Registrable Common Stock that the underwriters advise can be sold in such offering (the “Cutback Amount”). In the event of an offering initiated by the Company, the Registrable Common Stock to be included in such underwritten offering will be allocated as follows: (A) 75% of the Cutback Amount to the Company for Registrable Common Stock proposed to be registered by the Company for its own account and (B) 25% of the Cutback Amount to the Holders requesting to be included in such registration which shall be allocated among all Holders pro rata based on the number of Registrable Common Stock shares proposed to be included in such offering by each such Holder; provided that if the aggregate number of Registrable Common Stock shares offered for registration by the Company or the Holders is less than 75% or 25%, respectively, of the Cutback Amount, the remainder of the Cutback Amount shall be allocated to the Company or the Holders, as applicable. In the event of a Demand Registration, and in all other cases where the Company is not initiating the offering but is proposing to register and sell Registrable Common Stock for its own account in such underwritten offering or is not proposing to register and sell Registrable Common Stock for its own account in such offering, the Registrable Common Stock to be included in such offering will be allocated as follows: (1) in the event that the Company’s market capitalization is $500,000,000 or less, then (A) up to 50% of the Cutback Amount to the Holders requesting to be included in such registration which shall be allocated among all Holders pro rata based on the number of Registrable Common Stock shares offered for registration by each such Holder and (B) no less than 50% of the Cutback Amount to the Company for Registrable Common Stock proposed to be registered by the Company for its own account; provided that if the aggregate number of Registrable Common Stock shares offered for registration by the Company is less than 50% of the Cutback Amount, the remainder of the Cutback Amount shall be allocated to the Holders; and (2) in the event that the Company’s market capitalization is greater than $500,000,000, then (A) 75% of the Cutback Amount to the Company for Registrable Common Stock proposed to be registered by the Company for its own account and (B) 25% of the Cutback Amount (or such lesser amount remaining) to the Holders requesting to be included in such registration which shall be allocated among all Holders pro rata based on the number of Registrable Common Stock shares proposed to be included in such offering by each such Holder; provided that if the aggregate number of Registrable Common Stock shares offered for registration by the Company or the Holders is less than 75% or 25%, respectively, of the Cutback Amount, the remainder of the Cutback Amount shall be allocated to the Company or the Holders, as applicable.

3.6 Withdrawals. Even if shares held by a Holder have been part of a registered underwritten offering, such Holder may, no later than the time at which the public offering price and underwriters’ discount are determined with the managing underwriter, decline to sell all or any portion of the shares being offered for its account.

3.7 Lockup Agreements. In connection with any underwritten offering of Registrable Common Stock, the Company and each Holder agrees (in the case of Holders, with respect to Registrable Common Stock respectively held by them) to be bound by the applicable underwriting agreement’s lockup restrictions (which must apply in like manner to all of them) that are agreed to (a) by the Company, if a majority of the shares of Registrable Common Stock being sold in such offering are being sold for its account, and (b) by Holders holding a majority of shares being sold by all Holders, if a majority of the shares of Registrable Common Stock being sold in such offering are being sold by Holders. The lockup restrictions will be for a customary period specified by the managing underwriters or underwriters beginning on the date upon which notice of the prospective underwritten offering is delivered in accordance with this Agreement and continuing for a period not to exceed (i) 180 days following the Initial Public Offering, and (ii) 90 days following any subsequent registered public sale of Registrable Common Stock by the Company (subject in each case to customary extensions) except, in each case, as otherwise agreed by any Holder. The Company shall cause its executive officers and directors (and managers, if applicable) and shall use commercially reasonable efforts to cause other holders of Registrable Common Stock who beneficially own (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date of this Agreement) 5% or more of the Registrable Common Stock participating in such offering, to enter into lockup agreements that contain restrictions that are no less restrictive than the restrictions contained in the lockup agreements executed by the Holders.

3.8 Expenses. (a) All expenses incurred in connection with any registration statement or registered offering covering shares held by Holders, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel (excluding, for the avoidance of doubt, all costs and expenses of the Sponsor Holders) to the Company and of the independent certified public accountants, and the expense of qualifying such shares under state blue sky laws (all such expenses being herein called “Registration Expenses”), will be borne by the Company. However, underwriters’, brokers’ and dealers’ discounts, selling commissions and stock transfer taxes applicable to shares sold for the account of a Holder will be borne by such Holder.

(b) The obligation of the Company to bear expenses described in Section 3.8(a) shall apply irrespective of whether a registration or offering, once properly demanded, is withdrawn or suspended or is converted to another form of registration or offering, irrespective of when any of the foregoing shall occur; provided, however, that Registration Expenses for any (x) Registration Statement or offering withdrawn at the request of a Holder (unless withdrawn following the postponement of a filing or offering by the Company in accordance with Section 2.6(c)) or (y) any supplements or amendments to a Registration Statement or Prospectus resulting from a misstatement furnished to the Company by a Holder shall be borne by such Holder.

ARTICLE IV

FACILITATING REGISTRATIONS AND OFFERINGS

4.1 General. If the Company becomes obligated under this Agreement to facilitate a registration and offering of shares on behalf of Holders, the Company will do so with the same degree of care and dispatch as would reasonably be expected in the case of a registration and offering by the Company of Common Stock for its own account. Without limiting this general obligation, the Company will fulfill its specific obligations as described in this Article IV.

4.2 Registration Statements. In connection with each registration statement that is demanded by the Sponsor Holders or as to which piggyback rights otherwise apply, the Company will:

(a) As promptly as reasonably practicable (but in no event later than 60 days after a request for a demand registration on Form S-11 (or similar or successor registration statement) or 30 days after a request for a demand registration on Form S-3 (or similar or successor registration statement)) prepare and file with the SEC a registration statement covering the applicable shares, (ii) file supplements and amendments thereto as warranted, (iii) seek the effectiveness thereof, and (iv) file with the SEC prospectuses and prospectus supplements as may be required, all in consultation with the selling Holders and as reasonably necessary in order to permit the offer and sale of the such shares in accordance with the applicable plan of distribution;

(b) (1) within a reasonable time prior to the filing of any registration statement, any prospectus, any amendment to a registration statement, amendment or supplement to a prospectus, provide copies of such documents to the selling Holders and to the underwriter or underwriters of an underwritten offering, if applicable, and to their respective counsel as the underwriters may reasonably request; fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the selling Holders or the underwriter or the underwriters may request; and make such of the representatives of the Company as shall be reasonably requested by the selling Holders or any underwriter available for discussion of such documents;

(2) within a reasonable time prior to the filing of any document which is to be incorporated by reference into a registration statement or a prospectus, provide copies of such document to counsel for the selling Holders and underwriters; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for such Holders or such underwriter shall request; and make such of the representatives of the Company as shall be reasonably requested by such counsel available for discussion of such document;

(c) use all reasonable efforts to cause each registration statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement and during the distribution of the registered shares (x) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) notify each selling Holder promptly, and, if requested by such Holder, confirm such advice in writing, (i) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective if such registration statement or post-effective amendment is not automatically effective upon filing pursuant to Rule 462, (ii) of any request by the SEC or any other federal or state securities authority for amendments or supplements to a registration statement, related prospectus or for additional information (other than information that is clerical in nature or otherwise minor); (iii) of the issuance by the SEC or any other federal or state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a registration statement or the initiation or threatening of any proceedings for that purpose, (iv) if, between the effective date of a registration statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the existence of any fact or the happening of any event during the period a prospectus is required to be delivered with respect to any offering by such selling Holder as a result of which such prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (vi) of the determination by counsel of the Company that a post-effective amendment to a registration statement is required;

(e) furnish counsel for each underwriter, if any, and for the selling Holders copies of any correspondence with the SEC or any state securities authority relating to the registration statement or prospectus;

(f) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar provision then in force);

(g) use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time;

(h) within the deadlines specified by the Securities Act, make all required filing fees in respect of any registration statement or prospectus under this Agreement (and any offering covered thereby).

4.3 Non-Shelf Registered Offerings and Shelf Takedowns. In connection with any non-shelf registered offering, filing of a shelf registration or shelf takedown that is demanded by the Sponsor Holders or as to which piggyback rights otherwise apply, the Company will, as applicable:

(a) cooperate with the selling Holders and the lead underwriter or managing underwriter of an underwritten offering of shares, if any, to facilitate the timely preparation and delivery of certificates representing the shares to be sold and not bearing any restrictive legends; and enable such shares to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Holders or the sole underwriter or managing underwriter of an underwritten offering of shares, if any, may reasonably request at least three days prior to any sale of such shares;

(b) furnish to each selling Holder and to each underwriter, if any, participating in the relevant offering, without charge, as many copies of the applicable prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the shares; the Company hereby consents to the use of such prospectus, including each preliminary prospectus, by each such Holder and underwriter in connection with the offering and sale of the shares covered by the prospectus or the preliminary prospectus;

(c) (i) use all reasonable efforts to register or qualify the shares being offered and sold, no later than the time the applicable registration statement becomes effective, under all applicable state securities or “blue sky” laws of such jurisdictions as each underwriter, if any, or any Holder holding shares covered by a registration statement, shall reasonably request; (ii) use all reasonable efforts to keep each such registration or qualification effective during the period such registration statement is required to be kept effective; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each such underwriter, if any, and selling Holder to consummate the disposition in each such jurisdiction of such shares sought to be sold by such Holder; provided, however, that the Company shall not be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified, (B) consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of shares in connection therewith) in any such jurisdiction, or (C) subject itself to taxation in any such jurisdiction;

(d) cause all shares being sold to be qualified for inclusion in or listed on The New York Stock Exchange, the NASDAQ National Market or any other securities exchange on which Common Stock issued by the Company are then so qualified or listed if so requested by the Holders, or if so requested by the underwriter or underwriters of an underwritten offering of shares, if any;

(e) cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority and in the performance of any due diligence investigation by any underwriter in an underwritten offering;

(f) use all reasonable efforts to facilitate the distribution and sale of any shares to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with and making calls to potential investors and taking such other actions as shall be reasonably requested by the selling Holders or the lead managing underwriter of an underwritten offering; and

(g) enter into customary agreements (including, in the case of an underwritten offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such shares and in connection therewith:

1. make such representations and warranties to the selling Holders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

2. use all reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing underwriter, if any) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

3. use all reasonable efforts to obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to the selling Holders, if permissible, and the underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “cold comfort” letters to underwriters in connection with primary underwritten offerings; and

4. to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the Holders providing for, among other things, the appointment of such representative as agent for the selling Holders for the purpose of soliciting purchases of shares, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants.

The above shall be done at such times as customarily occur in similar registered offerings or shelf takedowns.

4.4 Due Diligence. In connection with each registration and offering of shares to be sold by Holders, the Company will, in accordance with customary practice, make available for inspection by representatives of the selling Holders and underwriters and any counsel or accountant retained by such Holder or underwriters all relevant financial and other records, pertinent corporate documents and properties of the Company and cause appropriate officers, managers and employees of the Company to supply with alacrity all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with their due diligence exercise.

4.5 Information from Holders. Each Holder that holds shares of Registrable Common Stock covered by any registration statement will furnish to the Company such information regarding itself as is required to be included in the registration statement, the ownership of shares of Registrable Common Stock by such Holder and the proposed distribution by such Holder of such shares as the Company may from time to time reasonably request in writing.

4.6 Notice to Discontinue. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.2(d)(v), such Holder shall forthwith discontinue disposition of shares until such Holder’s receipt of the copies of the supplemented or amended prospectus and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such shares which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when sellers of such shares under such registration statement shall have received copies of the supplemented or amended prospectus.

ARTICLE V

INDEMNIFICATION

5.1 Indemnification by the Company. In the event of any registration under the Securities Act by any registration statement pursuant to rights granted in this Agreement of shares held by Holders, the Company will hold harmless each such Holder whose shares shall be registered thereby, and each of their respective partners (general and limited), managers, directors, officers, Affiliates, employees, fiduciaries and agents, each underwriter of such securities and each other Person, if any, who controls any such Holder or such underwriter (each such indemnified party being a third party beneficiary of the rights provided by this Article V) within the meaning of the Securities Act, against any losses, claims, damages, or liabilities (including reasonable legal fees and costs of court), joint or several, to which such Holders or such underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or any actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (i) contained, on its effective date, in any registration statement under which such securities were registered under the Securities Act or any amendment or supplement to any of the foregoing, or which arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) contained in any preliminary prospectus, if used prior to the effective date of such registration statement, in the final prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment or supplement to the final prospectus) or which arise out of or are based upon the omission or alleged omission (if so used) to state a material fact required to be stated in such prospectus or necessary to make the statements in such prospectus, in the light of the circumstances under which they were made, not misleading; and

will reimburse such Holders and each such underwriter and each such controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, or liability; provided, however, that the Company shall not be liable to any Holder or its underwriters or controlling Persons in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by such Holders or such underwriter expressly for use therein or caused by such Holder’s failure to deliver to such Holder’s immediate purchaser a copy of the prospectus or any amendment or supplement thereto (if the same was required by applicable law to be so delivered) after the Company furnished such Holder with a sufficient number of copies of the same.

5.2 Indemnification by Holders. In connection with any offering in which a Holder is participating pursuant to this Agreement, such Holder will indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1) the Company, each director, trustee, employee, Affiliate, agent, officer or manager of the Company, and any Person who controls the Company within the meaning of the Securities Act, (i) with respect to any statement or omission from such registration statement, prospectus, or any amendment or supplement thereto, to the extent such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Holders or such underwriter expressly for use therein and (ii) with respect to compliance by Holders with applicable laws in effecting the sale or other disposition of the securities covered by such registration statement.

5.3 Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding Sections of this Article V, the indemnified party will, if a resulting claim is to be made or may be made against and indemnifying party, give written notice to the indemnifying party of the commencement of the action. The failure of any indemnified party to give notice shall not relieve the indemnifying party of its obligations in this Article V, except to the extent that the indemnifying party is actually materially prejudiced by the failure to give notice. If any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense of the action with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense of the action, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the action’s defense. An indemnified party shall have the right to employ separate counsel in any action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such indemnified party’s expense unless (a) the employment of such counsel has been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party has not assumed the defense and employed counsel reasonably satisfactory to the indemnified party within 30 days after notice of any such action or proceeding, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include the indemnified party and the indemnifying party and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to the indemnified party that are not available to the indemnifying party or which may conflict with those available to another indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of both counsel for the indemnifying party and counsel for the indemnified party in order to adequately represent the indemnified parties) for the indemnified party and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices. Whether or not a defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which (i) does not include as an unconditional term the giving by the claimant or plaintiff, to the indemnified party, of a release from all liability in respect of such claim or litigation or (ii) involves the imposition of equitable remedies or the imposition of any non-financial obligations on the indemnified party.

5.4 Contribution. If the indemnification required by this Article V from the indemnifying party is unavailable to or insufficient to hold harmless an indemnified party in respect of any indemnifiable losses, claims, damages, liabilities, or expenses (other than by reason of the terms of this Agreement), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect (i) the relative benefit of the indemnifying and indemnified parties and (ii) if the allocation in clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefit referred to in clause (i) and also the relative fault of the indemnified and indemnifying parties, in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or parties, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damage, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The Company and Holders agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the prior provisions of this Section 5.4.

Notwithstanding the provisions of this Section 5.4, no indemnifying party shall be required to contribute any amount in excess of the amount by which the net proceeds received by the indemnifying party exceeds the amount of any damages which the indemnifying party has otherwise been required to pay by reason of an untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such a fraudulent misrepresentation.

ARTICLE VI

OTHER AGREEMENTS

6.1 Transfer of Rights.

(a) Any Holder may transfer all or any portion of its rights under this Agreement to any transferee of shares held by such Holder so long as such transfer is in compliance with the Investment and Securityholders’ Agreement. Any such transfer of registration rights will be effective upon receipt by the Company of (i) written notice from such Holder stating the name and address of any transferee and identifying the number of shares with respect to which rights under this Agreement are being transferred and the nature of the rights so transferred, and (ii) a written agreement from such transferee to be bound by the terms of this Agreement. However, if such transferees are receiving shares through an in-kind distribution, no such written agreement is required, and such in-kind transferees will, as transferee Holders, be entitled as third party beneficiaries to the rights under this Agreement so transferred and subject to the obligations of Holders hereunder as a condition to receiving such in-kind distribution. The Company and the transferring Holder will notify the other Holders as to who the transferees are and the nature of the rights so transferred.

(b) In the event the Company engages in a merger or consolidation in which the shares are converted into securities of another company, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to Holders by the issuer of such securities. To the extent such new issuer, or any other company acquired by the Company in a merger or consolidation, was bound by registration rights obligations that would conflict with the provisions of this Agreement, the Company will use its best efforts to modify any such “inherited” registration rights obligations so as not to interfere in any material respects with the rights provided under this Agreement.

6.2 Limited Liability. Notwithstanding any other provision of this Agreement, neither the Holders or any of their respective Affiliates, general partners, managers, limited partners, members or managing directors, or any directors or officers of any Holders or any of their respective Affiliates, general or limited partner, advisory director, nor any future Holders of any of their respective Affiliates, general partners, managers, limited partners, members, managers, advisory directors, or managing directors, if any, of any Holder or any of their respective Affiliates shall have any personal liability for performance of any obligation of such Holder under this Agreement in excess of the respective capital contributions of such Holders, general partners, limited partners, advisory directors or managing directors to such Holder.

6.3 Rule 144. If the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act but is not required to file such reports, it will, upon the request of any Holder, make publicly available such information) and it will take such further action as any Holder may reasonably request, so as to enable such Holder to sell shares of Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

6.4 In-Kind Distributions. If any Sponsor Holder seeks to effectuate an in-kind distribution of all or part of its shares to its direct or indirect equityholders, partners or members, the Company will, subject to applicable lockups, work with such Sponsor Holder and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Sponsor Holder. In the event that, either immediately prior to, subsequent to, or in connection with, any registration or offering, pursuant to this Agreement any Sponsor Holder or any affiliate of a Sponsor Holder shall distribute in-kind all or a portion of its shares to its direct or indirect equityholders, partners or members (i) such equityholders, partners and member shall be permitted to sell such shares in connection with such registration or offering, (ii) such Sponsor Holder shall so advise the Company and provide it such customary information as is necessary to permit the inclusion in, or an amendment to, the applicable registration statement, to provide information with respect to such equityholders, partners or members, as selling security holders and (iii) promptly following receipt of such information, the Company shall include in, or file an appropriate amendment to, such registration statement reflecting the information so provided in order to permit the resale by such equityholders, partners or members of such shares.

6.5 No Inconsistent Agreements. The Company represents and warrants it has not granted to any Person the right to request or require the Company to register any securities issued by the Company, other than the rights granted to the Holders herein. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or grant any additional rights to any Person or with respect to any securities that are not shares that are prior in right or inconsistent with the rights granted in this Agreement.

ARTICLE VII

MISCELLANEOUS

7.1 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, fax or air courier guaranteeing delivery:

(a)	If to the Company, to:

Ellington Residential Mortgage REIT

53 Forest Avenue

Old Greenwich, Connecticut 06870

Attn: Daniel Margolis

Fax: (203) 698-0306

Email: dmargolis@ellington.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attn: Wilson S. Neely

Fax: (212) 455-2502

Email: wneely@stblaw.com

and

Hunton & Williams LLP

Riverfront Plaza, East Tower

951 East Byrd Street

Richmond, Virginia 23219

Attn: Daniel M. LeBey

Fax: (804) 788-8218

Email: dlebey@hunton.com

or to such other person or address as the Company shall furnish to the Holders in writing;

If to the Sponsor Holders, to:

c/o The Blackstone Group, L.P.

345 Park Avenue, 43rd Floor

New York, New York 10154

Attention: Menes Chee

Fax: 646-253-8917

Email: Menes.Chee@Blackstone.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attn: Wilson S. Neely

Fax: (212) 455-2502

Email: wneely@stblaw.com

or to such other person or address as the Sponsor Holders shall furnish to the Company and the other Holders in writing;

If to the Ellington Holders, to:

EMG Holdings, L.P.

53 Forest Avenue

Old Greenwich, Connecticut 06870

Attn: Daniel Margolis

Fax: (203) 698-0306

Email: dmargolis@ellington.com

with a copy (which shall not constitute notice) to:

Hunton & Williams LLP

Riverfront Plaza, East Tower

951 East Byrd Street

Richmond, Virginia 23219

Attn: Daniel M. LeBey

Fax: (804) 788-8218

Email: dlebey@hunton.com

or to such other person or address as the Ellington Holders shall furnish to the Company and the other Holders in writing.

All such notices, requests, demands and other communications shall be deemed to have been duly given: at the time of delivery by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed domestically in the United States (and seven Business Days if mailed internationally); when receipt acknowledged, if telecopied or mailed electronically; and on the Business Day for which delivery is guaranteed, if timely delivered to an air courier guaranteeing such delivery.

7.2 Section Headings. The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. References in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specifically indicated.

7.3 Governing Law. This Agreement shall be construed, interpreted and the rights of the parties hereto determined in accordance with the internal laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law), without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any jurisdiction other than those of the State of New York.

7.4 Consent to Jurisdiction and Service of Process. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE (UNLESS THE FEDERAL COURTS HAVE EXCLUSIVE JURISDICTION OVER THE MATTER, IN WHICH CASE EACH PARTY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE) AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS

AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER SUCH ACTIONS OR PROCEEDINGS ARE BASED IN STATUTE, TORT, CONTRACT OR OTHERWISE), SHALL BE LITIGATED IN SUCH COURT. EACH PARTY HERETO (i) CONSENTS TO SUBMIT ITSELF TO THE PERSONAL JURISDICTION OF SUCH COURT FOR SUCH ACTIONS OR PROCEEDINGS, (ii) AGREES THAT IT WILL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, AND (iii) AGREES THAT IT WILL NOT BRING ANY SUCH ACTION OR PROCEEDING IN ANY COURT OTHER THAN SUCH COURT. EACH PARTY HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE AND IRREVOCABLE JURISDICTION AND VENUE OF THE AFORESAID COURT AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH ACTIONS OR PROCEEDINGS. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES HERETO SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY HERETO REFUSES TO ACCEPT SERVICE, EACH PARTY HERETO AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

7.5 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY ACKNOWLEDGES, AGREES AND CERTIFIES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD, IN THE EVENT OF LITIGATION, SEEK TO PREVENT OR DELAY ENFORCEMENT OF SUCH WAIVER; (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER; (III) IT MAKES SUCH WAIVER VOLUNTARILY; AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.5.

7.6 Amendments. This Agreement may be amended only by an instrument in writing executed by the (i) Company, (ii) Holders holding a majority of the shares collectively held by them, and (iii) the Sponsor Holders holding a majority of the shares collectively held by them. Any amendment to this Agreement that has a disproportionate adverse effect on any Holder (other than by virtue of a difference in the number of shares held, and other than an amendment that is clerical in nature or otherwise minor) relative to all other Holders shall not be binding upon such Holder who did not approve in writing such amendment. This Agreement will terminate as to any Holder when it no longer holds any shares.

7.7 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and thereby. The registration rights granted under this Agreement supersede any registration, qualification or similar rights with respect to any of the shares granted under any other agreement, and any of such preexisting registration rights are hereby terminated.

7.8 Specific Performance. Each of the parties acknowledges that the obligations undertaken by it pursuant to this Agreement are unique and that the other parties will not have an adequate remedy at law if it shall fail to perform any of its obligations hereunder, and each party therefore confirms that the right of each other party hereto to specific performance of the terms of this Agreement is essential to protect the rights and interests of such parties. Accordingly, in addition to any other remedies that the parties may have at law or in equity, each party shall have the right to have all obligations, covenants, agreements and other provisions of this Agreement specifically performed by each other party, and shall have the right to obtain preliminary and permanent injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement by each other party.

7.9 Severability. The invalidity or unenforceability of any specific provision of this Agreement shall not invalidate or render unenforceable any of its other provisions. Any provision of this Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Agreement.

7.10 Counterparts. This Agreement may be executed in multiple counterparts, including by means of facsimile, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

ELLINGTON RESIDENTIAL MORTGAGE REIT

By:	/s/ Laurence E. Penn
	Name:	Laurence E. Penn
	Title:	Executive Vice President

BLACKSTONE TACTICAL OPPORTUNITIES EARN HOLDINGS L.L.C.

By:	Blackstone Tactical Opportunities Advisors L.L.C., its Managing Member

	By:	/s/ David S. Blitzer
		Name:	David S. Blitzer
		Title:	Authorized Person

EMG HOLDINGS, L.P.

By:	VC Investments L.L.C. as its general partner

	By:	/s/ Michael W. Vranos
		Name:	Michael W. Vranos
		Title:	Managing Member

[Signature Page to Registration Rights Agreement]